Exhibit 10.4

MANAGEMENT AND FINANCIAL SERVICES AGREEMENT

BETWEEN

XUN ENERGY, INC.

AND

PETER MATOUSEK

FOR

MANAGEMENT AND FINANCIAL SERVICES AS VICE PRESIDENT, SHAREHOLDER RELATIONS

Contract No.  S20150604

THIS AGREEMENT, effective as of June 1, 2015 is entered into between XUN ENERGY, INC. (XUN), a Nevada corporation and PETER MATOUSEK (MATOUSEK).

1.

SERVICES TO BE PERFORMED:  MATOUSEK shall perform management and financial services including Vice President, Shareholder Relations and additional tasks as outlined in Attachment A, Scope of Services, attached hereto and made a part of this agreement.

2.

TERM OF THE AGREEMENT:  The term of the Agreement shall commence on June 1, 2015 and continue in effect through May 31, 2016.

3.

COMPENSATION:  In consideration for services provided, XUN shall pay MATOUSEK a sum not to exceed $120,000 in cash payments.

MATOUSEK shall invoice XUN on a monthly basis on the following basis:

•

Vice President, Shareholder Relations - $10,000 per month for a minimum of 40 hours per week

•

MATOUSEK shall submit to XUN a timecard on a monthly basis which, when approved, will serve as documentation for billing by MATOUSEK.

The terms and conditions will be renegotiated upon the successful consummation of a Business Combination through the acquisition of, or merger or consolidation with, a company that has substantial additional capital and or operating revenues; or the Company is able to finance operating expenses with additional debt or through equity financing of not less than $5,000,000.

XUN shall reimburse MATOUSEK for the cost of airfare and travel expenses and preapproved disbursements made on behalf of XUN.

4.

AUTHORIZED REPRESENTATIVES AND NOTICES:  XUN and MATOUSEK shall each designate, in writing, an Authorized Representative who has authority to make changes to the scope, terms and conditions of this Agreement.

CONTRACT NO: S20150604

4.1

For XUN:

Jerry G. Mikolajczyk, President and CEO

12759 NE Whitaker Way, #C453,

Portland, Oregon, 97230

Phone:  (775) - 200-0505

Fax: (321) 238-0141

Email: jerrygmik@xunenergy.com

4.2

For MATOUSEK:

Peter Matousek

12759 NE Whitaker Way, #C453,

Portland, Oregon, 97230

Phone: (503)-332-9675Fax:

Email: novakcapital@hotmail.com

4.3

Notices provided under this Agreement shall be in writing.

5.

INDEMNIFICATION AND INSURANCE: Intentionally Deleted

6.

GENERAL PROVISIONS

6.1

ENTIRE AGREEMENT:  This Agreement constitutes the entire agreement between XUN and MATOUSEK relating to the subject matter hereof and supersedes any previous agreements or understandings, oral or written.

6.2

INDEPENDENT CONTRACTOR:  The services provided by the MATOUSEK, including its employees/consultants is an independent contractor and is not an employee of XUN in performing its Services under this Agreement.

6.3

AUDIT AND RECORDS:  MATOUSEK shall retain all pertinent records and shall be subject to, with reasonable notice, the examination and audit of XUN, its representatives and the state auditor for a period of three years after final payment under this Agreement.

6.4

ASSIGNMENT AND SUBCONTRACTS:  MATOUSEK or XUN shall not assign, transfer, or subcontract this Agreement or any portion thereof, and any assignment, transfer, change or subcontract in violation of this Agreement shall be void without written approval by both parties.

6.5

NONDISCRIMINATION AND AFFIRMATIVE ACTION:  During performance of this Agreement MATOUSEK, its employees, agents and subcontractors shall not unlawfully discriminate against any employee or applicant for employment because of race, religion, color, national origin, ancestry, physical disability, medical condition, marital status, age or sex, and shall take affirmative action to assure that applicants are lawfully employed, and the employees are lawfully treated during their employment, without regard to their race, religion, color, national origin, ancestry, physical disability, mental condition, marital status, age or sex.

CONTRACT NO: S20150604

6.6

TERMINATION AND SUSPENSION:  Either Party may, upon giving the other party a 30 calendar day notice, terminate this Agreement by giving written notice specifying the effective date and scope of such termination.  MATOUSEK shall be entitled to receive payment for work/services provided by MATOUSEK prior to termination of the Agreement as reflected in monthly timecards.

6.7       SEVERABILITY:  If any of the provisions or portions or applications thereof of this Agreement are held to be unenforceable or invalid by any court of competent jurisdiction, XUN and MATOUSEK shall negotiate an equitable adjustment in the provisions of the Agreement with a view toward effecting the purpose of this Agreement, and the validity and enforceability of the remaining provisions or portions or applications thereof shall not be affected thereby.

6.8       XUN agrees to pay all appropriately presented invoices within 14 days once XUN has completed its funding. All invoices will be accrued until funding is completed by XUN.

6.9

AMENDMENT:  Except as expressly provided herein, the provisions of this Agreement shall not be altered, modified or amended except through the execution of a written amendment executed by XUN and MATOUSEK.

XUN ENERGY, INC.

PETER MATOUSEK

By:  /s/ Jerry G. Mikolajczyk

/s/ Peter Matousek

    Jerry G. Mikolajczyk

Peter Matousek

Date: June 5, 2015

Date: June 5, 2015

CONTRACT NO: S20150604

ATTACHMENT A

Contract S20150604

Consultant Duties

Job Position:

VICE PRESIDENT, SHAREHOLDER RELATIONS

Reporting Function: PRESIDENT

Scope Summary: Oversees communication with shareholders and handles shareholder requests for information. Plans the annual meeting and meeting documents, such as the annual report and the proxy statement, in accordance with SEC regulations. Audiences include insurance companies, pension funds, big time investors, sell-side analysts who work with brokers, buy-side analysts who makes sure big investors buy stocks with their advice, financial media, various news networks, and private or individual investors.

Duties:

•

Develop and execute a comprehensive marketing program for investors.

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Develop an annual department budget, create presentation materials and manage investor relations staff members.

•

Regularly facilitate interaction between investors, third-party financing companies and financial analysts.

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Innovate and offer new ideas and approaches for developing XUN, building relationships with other prospective business partners and with other networks and members where appropriate.

•

Stay appropriately networked and keeps abreast of trends, news, events and deadlines, so that all possible, new or enhanced opportunities are exploited.

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Ensure work is conducted within the context of the overall governance and management of XUN, XUN’s fundraising strategy and XUN’s annual plan and long-term strategy and securities rules and regulations.

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Other duties as required.

Responsibilities:

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Formulate investor relations objective

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Establish investor relations policy

•

Identify principal investors

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Adopt suitable modes of communication

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Responsible for establishing new relationships with investors and managing ongoing relationships.

•

Take care of the earnings releases, earnings forecasts, annual and quarterly reports, and quarterly meetings with the investor relations analyst.

•

Issuing the financial reports required by federal or state regulatory agencies in conjunction with the CFO.

•

allocate adequate resources to support their investor relations departments.

Knowledge and Skills:

•

First class communication skills able to operate professionally and effectively at all levels.

CONTRACT NO: S20150604

•

Excellent rapport building, networking and relationship management experience.

•

Ability to facilitate, maintain and manage good working relationships between staff, volunteers, partners, and investors.

•

Entrepreneurial drive, passion and ability to help shape the organization’s marketing and strategic department.

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Ability to develop fresh approaches and innovate as appropriate.

•

Ability to provide strategic leadership and management, ensuring that the vision is not lost in the daily operations of the organization.

•

Set clear priorities between competing demands for resources and manage own tasks and priorities effectively and with minimal supervision.

•

Ability to review and analyze budgets and financial reports to see implications in the implementation and management of the financings.

•

An understanding of the issues involved in developing effective international partnerships, and a good understanding of the challenges in the USA and abroad.

•

Flexibility to undertake national and international travel if required.

•

Excellent word-processing and database management skills.

CONTRACT NO: S20150604